REGISTRATION RIGHTS AGREEMENT



                                  by and among

                       Action Performance Companies, Inc.

                                       and

                      NationsBanc Montgomery Securities LLC
                             CIBC Oppenheimer Corp.
                             EVEREN Securities, Inc.
                               Piper Jaffray Inc.




                           Dated as of March 24, 1998
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                          REGISTRATION RIGHTS AGREEMENT



         This Registration Rights Agreement (this "Agreement") is made and entered into as of March 24, 1998, by and among Action Performance Companies, Inc., an Arizona corporation (the "Company"), and NationsBanc Montgomery Securities LLC, CIBC Oppenheimer Corp., EVEREN Securities, Inc. and Piper Jaffray Inc. (each an "Initial Purchaser" and, collectively, the "Initial Purchasers"), each of whom has agreed to purchase the Company's 4 3/4% Convertible Subordinated Notes due 2005 (the "Initial Notes") pursuant to the Purchase Agreement (as defined below).

         This Agreement is made pursuant to the Purchase Agreement, dated as of March 18, 1998 (the "Purchase Agreement"), by and among the Company and the Initial Purchasers (i) for your benefit and for the benefit of each other Initial Purchaser and (ii) for the benefit of the holders from time to time of the Securities, as defined below, (including you and each other Initial Purchaser). In order to induce the Initial Purchasers to purchase the Notes, the Company has agreed to provide the registration rights set forth in this Agreement. The execution and delivery of this Agreement is a condition to the obligations of the Initial Purchasers set forth in Section 5(h) of the Purchase Agreement.

         The parties hereby agree as follows:

         Section 1. Definitions

         As used in this Agreement, the following capitalized terms shall have the following meanings:

         Closing Date:  The date of this Agreement.

         Commission:  The Securities and Exchange Commission.

         Damages Payment Date: Each of the semi-annual interest payment dates provided in the Indenture.

         Effectiveness Target Date:  As defined in Section 5.

         Exchange Act:  The Securities Exchange Act of 1934, as amended.

         Exempt Resales: The transactions in which the Initial Purchasers propose to sell the Securities to certain "qualified institutional buyers," as such term is defined in Rule 144A under the Securities Act, and to certain institutional "accredited investors," as such term is defined in Rule 501(a)(1), (2), (3) and (7) of Regulation D under the Securities Act ("Accredited Institutions"), and to certain non-U.S. persons outside the United States in reliance on Regulation S under the Securities Act.

         Holders:  As defined in Section 2(b) hereof.

         Indemnified Holder:  As defined in Section 7(a) hereof.

         Indenture: The Indenture, dated as of March 24, 1998, among the Company and First Union National Bank, as trustee (the "Trustee"), pursuant to which the Securities are to be issued, as such Indenture is amended or supplemented from time to time in accordance with the terms thereof.

         Initial Purchaser:  As defined in the preamble hereto.

         Initial Placement: The issuance and sale by the Company of the Initial Notes to the Initial Purchasers pursuant to the Purchase Agreement.

         Interest Payment Date:  As defined in the Indenture and the Notes.

         Liquidated Damages:  As defined in Section 4 hereof.

         NASD:  National Association of Securities Dealers, Inc.

         Notes: The 4 3/4% Convertible Subordinated Notes due 2005, issued pursuant to the Purchase Agreement, for so long as such securities constitute Transfer Restricted Securities, as defined below.

         Person:   An   individual,    partnership,    corporation,   trust   or
         unincorporated organization, or a government or agency or political subdivision thereof.

         Prospectus: The prospectus included in a Registration Statement, as defined below, as amended or supplemented by any prospectus supplement and by all other amendments thereto, including post-effective amendments, and all material incorporated by reference into such Prospectus.

         Record Holder: With respect to any Damages Payment Date relating to the Notes, each Person who is a Holder of Notes on the record date with respect to the Interest Payment Date on which such Damages Payment Date shall occur.

         Registration Default:  As defined in Section 4 hereof.

         Registration Statement: Any registration statement of the Company relating to the registration for resale of Transfer Restricted Securities, as defined below, pursuant to the Shelf Registration Statement, which is filed pursuant to the provisions of this Agreement, including the Prospectus included therein, all amendments and supplements thereto (including post-effective amendments) and all exhibits and material incorporated by reference therein.

         Securities:  The Notes and the Underlying Securities, as defined below.

         Securities Act:  The Securities Act of 1933, as amended.

         Shelf Filing Deadline:  As defined in Section 3 hereof.

         Shelf Registration Statement:  As defined in Section 3 hereof.

         Special Counsel: Fried, Frank, Harris, Shriver & Jacobson or such other counsel as shall be specified by the Holders of a majority in principal amount of the Transfer Restricted
                                      -2-
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         Securities  and shall be  acceptable  to the Company  (based on,  among other factors, the anticipated costliness thereof) acting in good faith, the fees and expenses of which will be paid by the Company pursuant to Section 6(b) hereof.

         Trust Indenture Act: The Trust Indenture Act of 1939 (15 U.S.C. Section 77aaa-77bbbb) as in effect on the date of the Indenture.

         Transfer Restricted Securities: Each Security, until the earliest to occur of (a) the date on which such Security has been effectively registered under the Securities Act and disposed of in accordance with a Shelf Registration Statement, (b) the date on which such Security is distributed to the public pursuant to Rule 144 under the Securities Act, and (c) the date on which such Security may be sold or transferred pursuant to Rule 144(k) under the Securities Act.

         Underlying Securities: The Common Stock, par value $0.01 per share, of the Company into which the Notes are convertible.

         Underwritten Registration or Underwritten Offering: A registration in which securities of the Company are sold to an underwriter for reoffering to the public.

         Section 2. Securities Subject To This Agreement

                  (a) Transfer Restricted Securities. The securities entitled to the benefits of this Agreement are the Transfer Restricted Securities

                  (b) Holders of Transfer Restricted Securities. A Person is deemed to be a holder of Transfer Restricted Securities (each, a "Holder") whenever such Person owns Transfer Restricted Securities.

         Section 3. Shelf Registration

                  (a) Shelf Registration. The Company shall (i) cause to be filed a shelf registration statement pursuant to Rule 415 under the Securities Act (the "Shelf Registration Statement") as soon as practicable but in any event on or prior to 60 days after the Closing Date (such date being the "Shelf Filing Deadline") on Form S-1 or Form S-3, if the use of such form is then available, or another appropriate form permitting registration of the Transfer Restricted Securities, and as determined by the Company, which Shelf Registration Statement shall provide for resales of all Transfer Restricted Securities by the Holders thereof who shall have provided the information required pursuant to Section 3(b) hereof; and (ii) use its reasonable best efforts to cause such Shelf Registration Statement to be declared effective by the Commission on or prior to 120 days after the Closing Date (the "Effectiveness Target Date").

         The Company shall use its best efforts to keep such Shelf Registration Statement continuously effective, supplemented, and amended as required by the provisions of Sections 5(a) and (b) hereof to the extent necessary to ensure that it is available for resales of Securities by the Holders of Transfer Restricted Securities entitled to the benefit of this Section 3(a), and to ensure that it conforms with the requirements of this Agreement, the Securities Act and the policies, rules, and regulations of the Commission as announced from time to time, for a period of at least two years following the effective date of such Shelf Registration Statement (or shorter period that will terminate when each of the Transfer Restricted Securities covered by such Shelf Registration

Statement have been sold pursuant to such Shelf Registration Statement). Notwithstanding the foregoing, the Company shall not be obligated to maintain the effectiveness of the Shelf Registration Statement if it has obtained an opinion of counsel that the Transfer Restricted Securities may be freely offered and sold in the public markets without the continued effectiveness of the Shelf Registration Statement.

                  (b) Provision by Holders of Certain Information in Connection with the Shelf Registration Statement. No Holder of Transfer Restricted Securities may include any of its Transfer Restricted Securities in any Shelf Registration Statement pursuant to this Agreement unless and until such Holder furnishes to the Company in writing, within 10 business days after receipt of a request therefor, such information as the Company may reasonably request for use in connection with any Shelf Registration Statement or Prospectus or preliminary Prospectus included therein. Each Holder as to which any Shelf Registration Statement is being effected agrees to furnish promptly to the Company all new information required to be disclosed in order to make the information previously furnished to the Company by such Holder not misleading.

         Section 4. Liquidated Damages

         If (i) the applicable Shelf Registration Statement required by this Agreement is not filed with the Commission on or prior to the Shelf Filing Deadline, (ii) the applicable Shelf Registration Statement has not been declared effective by the Commission on or prior to the Effectiveness Target Date, or
(iii) the applicable Shelf Registration Statement required by this Agreement is filed and declared effective but shall thereafter cease to be effective or fail to be usable for its intended purpose for a period of time which shall exceed 60 days in the aggregate in any twelve-month period without being succeeded promptly by a post-effective amendment to such Shelf Registration Statement that cures such failure and that is itself declared effective (each such event referred to in clauses (i) through (iii), a "Registration Default"), the Company hereby agrees to pay, as liquidated damages, and not as a penalty, during any period during which a Registration Default shall have occurred and be continuing, an additional amount (the "Liquidated Damages") which is equal to one-quarter of one percent (25 basis points) per $1,000 principal amount of Notes or $2.50 per 20.7469 shares of Common Stock (subject to adjustment in the event of stock splits, stock recombination's, stock dividends and the like) constituting Transfer Restricted Securities for each 90-day period until the applicable Registration Statement is filed and the applicable Registration Statement is declared effective or the Shelf Registration Statement again become effective or usable, as the case may be, but in no event shall the amount of Liquidated Damages exceed one and one-quarter percent (125 basis points) per $1,000 principal amount of Notes or $12.50 per 20.7469 shares of Common Stock (subject to adjustments in certain instances as set forth above) constituting Transfer Restricted Securities. All accrued Liquidated Damages shall be paid by the Company to the Record Holders by wire transfer of immediately available funds or by federal funds check on each Damages Payment Date.

         All obligations of the Company set forth in the preceding paragraph that are outstanding with respect to any Transfer Restricted Security at the time such security ceases to be a Transfer Restricted Security shall survive until such time as all such obligations with respect to such Note shall have been satisfied in full.

         Section 5. Registration Procedures

                  (a) Shelf Registration Statement. In connection with the Shelf Registration

Statement,  the Company  shall comply with all the  provisions  of
Section 5(b) below and shall use its best efforts to effect such registration to permit the sale of the Transfer Restricted Securities being sold in accordance with the intended method or methods of distribution thereof, and pursuant thereto the Company will as expeditiously as possible prepare and file with the Commission a Registration Statement relating to the registration on any appropriate form under the Securities Act, which form shall be available for the sale of the Transfer Restricted Securities in accordance with the intended method or methods of distribution thereof.

                  (b) General Provisions. In connection with any Registration Statement and any Prospectus required by this Agreement to permit the sale or resale of Transfer Restricted Securities, the Company shall:

                           (i) use its best  efforts  to keep such  Registration
Statement continuously effective and provide all requisite financial statements for the period specified in Section 3 of this Agreement; upon the occurrence of any event that would cause any such Registration Statement or the Prospectus contained therein (A) to contain a material misstatement or omission or (B) not to be effective and usable for resale of Transfer Restricted Securities during the period required by this Agreement, the Company shall file promptly an appropriate amendment to such Registration Statement, in the case of clause (A), correcting any such misstatement or omission, and, in the case of either clause
(A) or (B), use its best efforts to cause such amendment to be declared effective and such Registration Statement and the related Prospectus to become usable for their intended purpose(s) as soon as practicable thereafter;

                           (ii)  prepare  and  file  with  the  Commission  such
amendments and post-effective amendments to the Registration Statement as may be necessary to keep the Registration Statement effective for the applicable period set forth in Section 3 hereof, or such shorter period as will terminate when all Transfer Restricted Securities covered by such Registration Statement have been sold or cease to be Transfer Restricted Securities; cause the Prospectus to be supplemented by any required Prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 under the Securities Act, and to comply fully with the applicable provisions of Rules 424 and 430A under the Securities Act in a timely manner; and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such Registration Statement during the applicable period in accordance with the intended method or methods of distribution by the sellers thereof set forth in such Registration Statement or supplement to the Prospectus;

                           (iii) advise the underwriter(s),  if any, and selling
Holders promptly and, if requested by such Persons, to confirm such advice in writing, (A) when the Prospectus or any Prospectus supplement or post-effective amendment has been filed, and, with respect to any Registration Statement or any post-effective amendment thereto, when the same has become effective, (B) of any request by the Commission for amendments to the Registration Statement or amendments or supplements to the Prospectus or for additional information relating thereto, (C) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement under the Securities Act or of the suspension by any state securities commission of the qualification of the Transfer Restricted Securities for offering or sale in any jurisdiction, or the initiation of any proceeding for any of the preceding purposes, (D) of the existence of any fact or the happening of any event that makes any statement of a material fact made in the Registration Statement, the Prospectus, any amendment or supplement thereto, or any document incorporated by reference therein untrue, or that requires the making of any additions to or changes in the

Registration Statement or the Prospectus in order to make the statements therein not misleading. If at any time the Commission shall issue any stop order suspending the effectiveness of the Registration Statement, or any state securities commission or other regulatory authority shall issue an order suspending the qualification or exemption from qualification of the Transfer Restricted Securities under state securities or Blue Sky laws, the Company shall use its best efforts to obtain the withdrawal or lifting of such order at the earliest possible time;

                           (iv)  furnish  without  charge to each of the Initial
Purchasers, each selling Holder named in any Registration Statement, and each of the underwriter(s), if any, before filing with the Commission, copies of any Registration Statement or any Prospectus included therein or any amendments or supplements to any such Registration Statement or Prospectus (including all documents incorporated by reference after the initial filing of such Registration Statement), which documents will be subject to the review of such Holders and underwriter(s) in connection with such sale, if any, for a period of at least five business days, and the Company will not file any such Registration Statement or Prospectus or any amendment or supplement to any such Registration Statement or Prospectus to which an Initial Purchaser of Transfer Restricted Securities covered by such Registration Statement or the underwriter(s), if any, shall reasonably object in writing within five business days after the receipt thereof (such objection to be deemed timely made upon confirmation of telecopy transmission within such period). The objection of an Initial Purchaser or underwriter, if any, shall be deemed to be reasonable if such Registration Statement, amendment, Prospectus or supplement, as applicable, as proposed to be filed, contains a material misstatement or omission;

                           (v) within two business days  following the filing of
any  document  that  is to be  incorporated  by  reference  into a  Registration
Statement or Prospectus, provide copies of such document (or to provide notification of the fact and nature of the filing) to the Initial Purchasers, the Special Counsel, and to the underwriter(s), if any, participating in a disposition pursuant to such Registration Statement or Prospectus;

                           (vi)  make   available   at   reasonable   times  for
inspection by the Initial Purchasers, any managing underwriter participating in any disposition pursuant to such Registration Statement, the Special Counsel and any attorney or accountant retained by such Initial Purchasers or any of the underwriter(s), all financial and other records, pertinent corporate documents and properties of the Company and cause the Company's officers, directors and employees to supply all information reasonably requested by any such Initial Purchaser, underwriter, attorney or accountant in connection with such Registration Statement subsequent to the filing thereof and prior to its effectiveness; following the effectiveness of such Registration Statement, make appropriate representatives of the Company available at reasonable times and on reasonable notice to the Special Counsel and to representatives of the underwriter(s), if any, participating in a disposition pursuant to such Registration Statement for reasonable and customary due diligence discussions relating to the Registration Statement, including any disclosure incorporated therein by reference;

                           (vii) if  requested  by any  selling  Holders  or the
underwriter(s), if any, promptly incorporate in any Registration Statement or Prospectus, pursuant to a supplement or post-effective amendment if necessary, such information regarding the selling Holders or the underwriters as such selling Holders and underwriter(s), if any, may reasonably request to have included therein, including, without limitation, information relating to the "Plan of Distribution" of the Transfer Restricted Securities, information with respect to the principal amount of Transfer Restricted Securities being sold to such underwriter(s), the purchase price being paid therefor, and any other terms of the offering of the Transfer Restricted Securities to be sold in such offering; and make all required filings of such Prospectus supplement or post-effective amendment as soon as practicable after the Company is notified of the matters to be incorporated in such Prospectus supplement or post-effective amendment;

                           (viii)  cause  the  Transfer  Restricted   Securities
covered by the Registration Statement to be rated with the appropriate rating agencies, if so requested by the Holders of a majority in aggregate principal amount of Notes covered thereby or the underwriter(s), if any, provided that the requesting Holders will reimburse the Company for any out of pocket expenses incurred in connection with such rating;

                           (ix) furnish to each  selling  Holder and each of the
underwriter(s), if any, without charge, at least one copy of the Registration Statement, as first filed with the Commission, and of each amendment thereto, including financial statements and schedules, all documents incorporated by reference therein and all exhibits (including exhibits incorporated therein by reference), provided that the Company need not furnish documents or exhibits incorporated by reference if previously furnished to such Persons or filed with the Commission more than one year prior to such filing;

                           (x)  deliver to each  selling  Holder and each of the
underwriter(s), if any, without charge, as many copies of the Prospectus (including each preliminary prospectus) and any amendment or supplement thereto as such Persons reasonably may request; the Company hereby consents to the use of the Prospectus and any amendment or supplement thereto by each of the selling Holders and each of the underwriter(s), if any, in connection with the offering and the sale of the Transfer Restricted Securities covered by the Prospectus or any amendment or supplement thereto;

                           (xi)  enter  into  such   agreements   (including   a
customary underwriting agreement), and make such customary representations and warranties, and take all such other reasonable actions in connection therewith in order to expedite or facilitate the disposition of the Transfer Restricted Securities pursuant to any Registration Statement contemplated by this Agreement, all to such extent as may reasonably be requested by any Initial Purchaser or by any Holder of Transfer Restricted Securities or underwriter in connection with any sale or resale pursuant to any Registration Statement contemplated by this Agreement; and whether or not an underwriting agreement is entered into and whether or not the registration is an Underwritten Registration, the Company shall:

                                    (A) furnish to each Initial  Purchaser,  the
                  Special Counsel, and to the extent requested in writing, each selling Holder and each underwriter, if any, in such substance and scope as they may reasonably request and as are customarily made by issuers to underwriters in primary underwritten offerings, upon the date of the effectiveness of the Shelf Registration Statement:

                                            (1) a certificate, dated the date of
                  effectiveness  of the Shelf  Registration  Statement signed by
                  (y) the President or any Vice President and (z) a principal financial or accounting officer of the Company confirming, as of the date thereof, the matters set forth in paragraphs (i),
                  (ii) and (iii) of Section 5 (e) of the Purchase Agreement and such other matters as such parties may reasonably request;

                                            (2) a customary  opinion,  dated the
                  date of effectiveness of the Shelf Registration Statement of counsel for the Company, covering the matters set forth in paragraph (c) of Section 5 of the Purchase Agreement (to the extent applicable to any sale or resale contemplated by this Agreement) and such other matters as such parties may reasonably request, and in any event including a statement to the effect that such counsel has participated in conferences with officers and other representatives of the Company, representatives of the independent public accountants for the Company, the Initial Purchasers' representatives and the Initial Purchasers' counsel in connection with the preparation of such Registration Statement and the related Prospectus and have considered the matters required to be stated therein and the statements contained therein, although such counsel has not independently verified the accuracy, completeness or fairness of such statements; and that such counsel advises that, on the basis of the foregoing (relying as to materiality upon facts provided to such counsel by officers and other representatives of the Company and without independent check or verification), no facts came to such counsel's attention that caused such counsel to believe that the applicable Registration Statement, at the time such Registration Statement or any post-effective amendment thereto became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectus contained in such Registration Statement, as of its date, contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. Without limiting the foregoing, such counsel may state further that such counsel assumes no responsibility for, and has not independently verified, the accuracy, completeness or fairness of the financial statements, notes and schedules and other financial data included in any Registration Statement contemplated by this Agreement or the related Prospectus; and

                                            (3)  a  customary   comfort  letter,
                  dated  as  of  the  date  of   effectiveness   of  the   Shelf
                  Registration Statement, from the Company's independent accountants, in the customary form and covering matters of the type customarily covered in comfort letters by underwriters in connection with primary underwritten offerings, and affirming the matters set forth in the comfort letters delivered pursuant to Section 5(a) of the Purchase Agreement, without exception;

                                    (B) set  forth  in full  or  incorporate  by
                  reference in the underwriting agreement, if any, the indemnification provisions and procedures of Section 8 hereof with respect to all parties to be indemnified pursuant to said Section; and

                                    (C)  deliver   such  other   documents   and
                  certificates as may be reasonably requested by such parties to evidence compliance with clause (A) above and with any customary conditions contained in the underwriting agreement or other agreement entered into by the Company pursuant to this clause (xi), if any.

         If at any time the representations and warranties of the Company contemplated in clause (A)(1) above cease to be true and correct, the Company shall so advise the Initial Purchasers and the underwriter(s), if any, and each selling Holder promptly and, if requested by such Persons, shall confirm such advice in writing;

                  (xii) prior to any public offering of Transfer Restricted Securities, cooperate with the selling Holders, the underwriter(s), if any, and their respective counsel in connection with the registration and qualification of the Transfer Restricted Securities under the securities or Blue Sky laws of such jurisdictions as the selling Holders or underwriter(s) may reasonably request and do any and all other acts or things reasonably necessary or advisable to enable the disposition in such jurisdictions of the Transfer Restricted Securities covered by the Shelf Registration Statement; provided, however, that the Company shall not be required to register or qualify as a foreign corporation where it is not then so qualified or to take any action that would subject it to the service of process in suits or to taxation, other than as to matters and transactions relating to the Registration Statement, in any jurisdiction where it is not then so subject;

                  (xiii) cooperate with the selling Holders and the underwriter(s), if any, to facilitate the timely preparation and delivery of certificates representing Transfer Restricted Securities to be sold and not bearing any restrictive legends; and enable such Transfer Restricted Securities to be in such denominations and registered in such names as the Holders or the underwriter(s), if any, may request at least five business days prior to any sale of Transfer Restricted Securities made by such underwriter(s);

                  (xiv) use its best efforts to cause the Transfer Restricted Securities covered by the Registration Statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the seller or sellers thereof or the underwriter(s), if any, to consummate the disposition of such Transfer Restricted Securities;

                  (xv) if any fact or event contemplated by Section 5(b)(iii)(D) above shall exist or have occurred, prepare a supplement or post-effective amendment to the Registration Statement or related Prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of Transfer Restricted Securities, the Prospectus will not contain an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading;

                  (xvi) provide a CUSIP number for all Transfer Restricted Securities not later than the effective date of the Registration Statement and provide the Trustee under the Indenture with printed certificates for the Transfer Restricted Securities which are in a form eligible for deposit with the Depository Trust Company;

                  (xvii) cooperate and assist in any filings required to be made with the NASD and in the performance of any due diligence investigation by any underwriter (including any "qualified independent underwriter") that is required to be retained in accordance with the rules and regulations of the NASD, and use its reasonable best efforts to cause such Registration Statement to become effective and approved by such governmental agencies or authorities as may be necessary to enable the Holders selling Transfer Restricted Securities to consummate the disposition of such Transfer Restricted Securities;

                  (xviii) otherwise use its best efforts to comply with all applicable rules and regulations of the Commission, and make generally available to its security holders, as soon as practicable, a consolidated earnings statement meeting the requirements of Rule 158 (which need not be audited) for the twelve-month period (A) commencing at the end of any fiscal quarter in which Transfer Restricted Securities are sold to underwriters in a firm or best efforts Underwritten Offering or (B) if not sold to underwriters in such an offering, beginning with the first month of the Company's first fiscal quarter commencing after the effective date of the Registration Statement;

                  (xix) cause the Indenture to be qualified under the Trust Indenture Act not later than the effective date of the first Registration Statement required by this Agreement, and, in connection therewith, cooperate with the Trustee and the Holders of Securities to effect such changes to the Indenture as may be required for such Indenture to be so qualified in accordance with the terms of the Trust Indenture Act; and to execute and use its best efforts to cause the Trustee to execute all documents that may be required to effect such changes and all other forms and documents required to be filed with the Commission to enable such Indenture to be so qualified in a timely manner;

                  (xx) cause all Transfer Restricted Securities covered by the Registration Statement to be listed on each securities exchange or other trading market on which similar securities issued by the Company are then listed if requested by the Holders of a majority in aggregate principal amount of Securities or the managing underwriter(s), if any; and

                  (xxi) provide promptly to each Holder upon request each document filed by the Company with the Commission pursuant to the requirements of Section 13 and Section 15 of the Exchange Act.

         Each Holder agrees by acquisition of a Transfer Restricted Security that, upon receipt of any notice from the Company of the existence of any fact of the kind described in Section 5(b)(iii)(D) hereof, such Holder will forthwith discontinue disposition of Transfer Restricted Securities pursuant to the applicable Registration Statement until such Holder's receipt of the copies of the supplemented or amended Prospectus contemplated by Section 5(b)(xv) hereof, or until it is advised in writing (the "Advice") by the Company that the use of the Prospectus may be resumed, and has received copies of any additional or supplemental filings that are incorporated by reference in the Prospectus. If so directed by the Company, each Holder will deliver to the Company (at the Company's expense) all copies, other than permanent file copies then in such Holder's possession, of the Prospectus covering such Transfer Restricted Securities that was current at the time of receipt of such notice. In the event the Company shall give any such notice, the time period regarding the effectiveness of such Registration Statement set forth in Section 3 hereof shall be extended by the number of days during the period from and including the date of the giving of such notice pursuant to Section 5(b)(iii)(D) hereof to and including the date when each selling Holder covered by such Registration Statement shall have received the copies of the supplemented or amended Prospectus contemplated by Section 5(b)(xv) hereof or shall have received the Advice; however, no such extension shall be taken into account in determining whether Liquidated Damages are due pursuant to Section 4 hereof or the amount of such Liquidated Damages, it being agreed that the Company's option to suspend use of a Registration Statement pursuant to this paragraph shall be treated as a Registration Default for purposes of Section 4.

         Section 6. Registration Expenses

                  (a) Subject to Section 6(b) below, all expenses incident to the Company's performance of or compliance with this Agreement will be borne by the Company regardless of whether a Registration Statement becomes effective, including without limitation: (i) all registration and filing fees and expenses (including filings made by any Initial Purchaser or Holder with the NASD (and, if applicable, the fees and expenses of any "qualified independent underwriter" and its counsel that may be required by the rules and regulations of the NASD));
(ii) all fees and expenses of compliance with federal securities and state Blue Sky or securities laws; (iii) all expenses of printing, messenger and delivery services and telephone; (iv) all fees and disbursements of counsel for the Company and, subject to Section 6(b) below, the Holders of Transfer Restricted Securities; and (v) all fees and disbursements of independent certified public accountants of the Company (including the expenses of any special audit and comfort letters required by or incident to such performance).

                  The Company will, in any event, bear its internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expenses of any annual audit and the fees and expenses of any Person, including special experts, retained by the Company.

                  (b) In connection with any Registration Statement required by this Agreement, the Company will reimburse the Initial Purchasers and the Holders of Transfer Restricted Securities being registered pursuant to the Shelf Registration Statement, for the reasonable fees and disbursements of not more than one counsel, who shall be the Special Counsel.

         Section 7. Indemnification

                  (a) The Company agrees to indemnify and hold harmless (i) each Holder and (ii) each person, if any, who controls (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) any Holder (any of the persons referred to in this clause (ii) being hereinafter referred to as a "controlling person") and (iii) the respective officers, directors, partners, employees, representatives and agents of any Holder or any controlling person (any person referred to in clause (i), (ii) or (iii) may hereinafter be referred to as an "Indemnified Holder"), to the fullest extent lawful, from and against any and all losses, claims, damages, liabilities, judgments, actions and expenses (including without limitation and as incurred, reimbursement of all reasonable costs of investigating, preparing, pursuing, settling, compromising, paying or defending any claim or action, or any investigation or proceeding by any governmental agency or body, commenced or threatened, including the reasonable fees and expenses of counsel to any Indemnified Holder), joint or several, directly or indirectly caused by, related to, based upon, arising out of or in connection with any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement or Prospectus (or any amendment or supplement thereto), or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages, liabilities or expenses are caused by an untrue statement or omission or alleged untrue statement or omission that is made in reliance upon and in conformity with information relating to any of the Holders furnished in writing to the Company by any of the Holders expressly for use therein. This indemnity agreement shall be in addition to any liability which the Company may otherwise have.

                  In case any action or proceeding (including any governmental or regulatory investigation or proceeding) shall be brought or asserted against any of the Indemnified Holders with respect to which indemnity may be sought against the Company such Indemnified Holder (or the Indemnified Holder controlled by such controlling person) shall promptly notify the Company in writing (provided, that the failure to give such notice shall not relieve the Company of its obligations pursuant to this Agreement except to the extent the Company is prejudiced by the failure to give such notice). Such Indemnified Holder shall have the right to employ its own counsel in any such action and the reasonable fees and expenses of such counsel shall be paid, as incurred, by the Company (until it is determined that an Indemnified Holder is not entitled to indemnification hereunder). The Company shall not, in connection with any one such action or proceeding or separate but substantially similar or related actions or proceedings in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys (in addition to any local counsel) at any time for such Indemnified Holders, which firm shall be designated by the Holders. The Company shall be liable for any settlement of any such action or proceeding effected with the Company's prior written consent, which consent shall not be withheld unreasonably, and the Company agrees to indemnify and hold harmless any Indemnified Holder from and against any loss, claim, damage, liability or expense by reason of any settlement of any action effected with the written consent of the Company. The Company shall not, without the prior written consent of each Indemnified Holder, settle or compromise or consent to the entry of judgment in or otherwise seek to terminate any pending or threatened action, claim, litigation or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not any Indemnified Holder is a party thereto), unless such settlement, compromise, consent or termination includes an unconditional release of each Indemnified Holder from all liability arising out of such action, claim, litigation or proceeding.

                  (b) Each  Holder of  Transfer  Restricted  Securities  agrees, severally and not jointly, to indemnify and hold harmless the Company and its directors, officers of the Company who sign a Registration Statement, and any person controlling (within the meaning of Section 15 of the Securities Act or
Section 20 of the Exchange Act) the Company, and the respective officers, directors, partners, employees, representatives and agents of each such person, to the same extent as the foregoing indemnity from the Company to each of the Indemnified Holders, but only with respect to claims and actions based on information relating to such Holder furnished in writing by such Holder expressly for use in any Registration Statement. In case any action or proceeding shall be brought against the Company or its directors or officers or any such controlling person in respect of which indemnity may be sought against a Holder of Transfer Restricted Securities, such Holder shall have the rights and duties given the Company and the Company or its directors or officers or such controlling person shall have the rights and duties given to each Holder by the preceding paragraph. In no event shall the liability of any selling Holder hereunder be greater in amount than the dollar amount of the proceeds received by such Holder upon the sale of the Securities giving rise to such indemnification obligation.

                  (c) If the indemnification provided for in this Section 7 is unavailable to an indemnified party under Section 7(a) or Section 7(b) hereof (other than by reason of exceptions provided in those Sections) in respect of any losses, claims, damages, liabilities, judgments, actions or expenses referred to therein, then each applicable indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand, and the Holders on the other hand, from the Initial Placement (which in the case of the Company shall be deemed to be equal to the total net proceeds from the Initial Placement as set forth on the cover page of the

Offering Memorandum), the amount of Liquidated Damages which did not become payable as a result of the filing of the Registration Statement resulting in such losses, claims, damages, liabilities, judgments actions or expenses, and such Registration Statement, or if such allocation is not permitted by applicable law, the relative fault of the Company on the one hand, and of the Indemnified Holder, on the other hand, in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative fault of the Company on the one hand and of the Indemnified Holder on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or by the Indemnified Holder and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.
The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include, subject to the limitations set forth in the second paragraph of Section 7(a), any legal or other fees or expenses reasonably incurred by such party in connection with investigating or defending any action or claim.

                  The Company and each Holder of Transfer Restricted Securities agree that it would not be just and equitable if contribution pursuant to this
Section 7(c) were determined by pro rata allocation (even if the Holders were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities or expenses referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this
Section 7, none of the Holders (and its related Indemnified Holders) shall be required to contribute, in the aggregate, any amount in excess of the amount by which the total discount received by such Holder or the Initial Purchaser from whom it ultimately acquired the Notes exceeds the amount of any damages which such Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Holders' obligations to contribute pursuant to this Section 7(c) are several in proportion to the respective principal amount of Notes held by each of the Holders hereunder and not joint.

         Section 8. Rule 144A

         The Company hereby agrees with each Holder, for so long as any Transfer Restricted Securities remain outstanding, to make available to any Holder or beneficial owner of Transfer Restricted Securities in connection with any sale thereof and any prospective purchaser of such Transfer Restricted Securities from such Holder or beneficial owner, the information required by Rule 144A(d)(4) under the Securities Act in order to permit resales of such Transfer Restricted Securities pursuant to Rule 144A.

         Section 9. Participation In Underwritten Registrations

         No Holder may participate in any Underwritten Registration hereunder unless such Holder (a) agrees to sell such Holder's Transfer Restricted Securities on the basis provided in any underwriting arrangements approved by the Persons entitled hereunder to approve such arrangements and (b) completes and executes all reasonable questionnaires, powers of attorney, indemnities, underwriting agreements, lock-up letters and other documents required under the terms of such underwriting arrangements.

         Section 10. Selection Of Underwriters

         Notwithstanding any other provision of this Agreement, the Holders of Transfer Restricted Securities covered by the Shelf Registration Statement who desire to do so may sell such Transfer Restricted Securities in an Underwritten Offering, provided that the Company shall not be required to file more than one Shelf Registration Statement for an Underwritten Offering pursuant to this Agreement. In any such Underwritten Offering, the investment banker or investment bankers and manager or managers that will administer the offering will be selected by the Holders of a majority in aggregate principal amount of the Transfer Restricted Securities included in such offering; provided, that such investment bankers and managers must be reasonably satisfactory to the Company.

         Section 11. Miscellaneous

                  (a) Remedies. The Company hereby agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Agreement and hereby agrees to waive the defense in any action for specific performance that a remedy at law would be adequate.

                  (b) No Inconsistent Agreements. The Company will not on or after the date of this Agreement enter into any agreement with respect to its securities that is inconsistent with the rights granted to the Holders in this Agreement or otherwise conflicts with the provisions hereof. Except as disclosed in the Company's filings with the Commission or as otherwise disclosed to the Initial Purchasers or their counsel prior to the date of this Agreement, the Company has not previously entered into any agreement granting any registration rights with respect to its securities to any Person. The rights of Holders under this Agreement shall be subject to any limitations and restrictions required in order to comply with the terms of any registration right previously granted by the Company and disclosed in its filings with the Commission or as otherwise disclosed to the Initial Purchasers or their counsel prior to the date of this Agreement. Notwithstanding any other provision of this Agreement, with respect to any other securities of the Company for which the Company has granted registration rights prior to the date of this Agreement, the Transfer Restricted Securities shall not be registered and sold at the same time as such other securities are being sold pursuant to an underwritten offering if the managing underwriter of such offering believes that the sale of the Transfer Restricted Securities could have a material adverse effect on the amount of, or price at which, such other securities being registered can be sold; provided that any such limitations on the ability of Holders to sell Transfer Restricted Securities pursuant to a Registration Statement shall be taken into account for purposes of determining whether there has been a Registration Default.

                  (c) Amendments and Waivers. The provisions of this Agreement may not be amended, modified or supplemented, and waivers or consents to or departures from the provisions hereof may not be given unless the Company has obtained the written consent of Holders of a majority of the outstanding principal amount of Transfer Restricted Securities; provided that, with respect to any matter that directly or indirectly affects the rights of any Initial Purchaser hereunder, the Company shall obtain the written consent of each such Initial Purchaser with respect to which such amendment, qualification, supplement, waiver, consent or departure is to be effective.

                  (d) Notices. All notices and other communications provided for or permitted hereunder shall be made in writing by hand-delivery, first-class mail (registered or certified, return receipt requested), telex, telecopier, or air courier guaranteeing overnight delivery:

                           (i) if to a Holder, at the address set forth on the records of the Registrar under the Indenture, with a copy to the Registrar under the Indenture; and

                           (ii)     if to the Company

                           Action Performance Companies, Inc.
                           4707 East Baseline Road
                           Phoenix, Arizona 85040
                           Telecopier No.:  (602) 337-3780
                           Attention:  Chief Financial Officer


                           With a copy to:

                           O'Connor, Cavanagh, Anderson,
                             Killingsworth & Beshears
                           One East Camelback Road
                           Suite 1100
                           Phoenix, Arizona 85012
                           Telecopier No.:  (602) 263-2900
                           Attention:  Robert S. Kant, Esq.


         All such notices and communications shall be deemed to have been duly given at the time delivered by hand, if personally delivered; five business days after being deposited in the mail, postage prepaid, if mailed; when answered back, if telexed; when receipt acknowledged, if telecopied; and on the next business day, if timely delivered to an air courier guaranteeing overnight delivery.

         Copies of all such notices, demands or other communications shall be concurrently delivered by the Person giving the same to the Trustee at the address specified in the Indenture.

                  (e) Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties, including without limitation and without the need for an express assignment, subsequent Holders of Transfer Restricted Securities; provided, however, that this Agreement shall not inure to the benefit of or be binding upon a successor or assign of a Holder unless and to the extent such successor or assign acquired Transfer Restricted Securities from such Holder.

                  (f) Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

                  (g)  Headings.   The  headings  in  this   Agreement  are  for
convenience of reference only and shall not limit or otherwise affect the meaning hereof.

                  (h) GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE CONFLICT OF LAW RULES THEREOF.

                  (i)  Severability.  In the  event  that any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby.

                  (j) Entire Agreement. This Agreement is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein with respect to the registration rights granted by the Company with respect to the Transfer Restricted Securities. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

Action Performance Companies, Inc.



By:  /s/ Fred W. Wagenhals
     -------------------------------
     Name:  Fred W. Wagenhals
     Title: Chairman of the Board,
            President, and Chief
            Executive Officer



The foregoing Registration Rights Agreement is hereby confirmed and accepted as of the date first above written.



NATIONSBANC MONTGOMERY SECURITIES LLC
CIBC Oppenheimer Corp.
EVEREN Securities, Inc.
Piper Jaffray Inc.

By:  NATIONSBANC MONTGOMERY SECURITIES LLC



By:  /s/ Lew Coleman
     -------------------------------
     Name:  Lew Coleman
     Title: Senior Managing Director
                                      -17-